                       * CONFIDENTIAL TREATMENT REQUESTED

          CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY.


                                                                   EXHIBIT 10.14
                                                                   -------------

                                 AMENDMENT NO. 2
                                       to
                   FIRST AMENDED AND RESTATED CREDIT AGREEMENT




      AMENDMENT NO. 2 (this "AMENDMENT"), dated as of March 25, 1997, to the First Amended and Restated Credit Agreement, dated as of May 21, 1996, by and among ARCH COMMUNICATIONS ENTERPRISES, INC., a Delaware corporation (the "BORROWER"), ARCH COMMUNICATIONS GROUP, INC., a Delaware corporation (the "PARENT"), the Lenders party thereto, the Co- Agents party thereto and THE BANK OF NEW YORK, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), as amended by Amendment No. 1, dated as of June 25, 1996 (as so amended, the "CREDIT AGREEMENT").


                                    RECITALS


      A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

      B. The Parent and the Borrower have requested that the Administrative Agent and the Required Lenders amend Sections 7.13, 7.14 and 7.15 of the Credit Agreement.

      Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

      1. Section 7.13 of the Credit Agreement is amended in its entirety to read as follows:

                  7.13. PRO-FORMA DEBT SERVICE COVERAGE RATIO.
                        -------------------------------------

                        Maintain, or cause to be maintained, as of the last day
            of each fiscal quarter during the periods set forth below, a Pro-forma Debt Service Coverage Ratio of not less than the ratios set forth below:

                  PERIODS                       RATIO
                  -------                       -----

            December 31, 1996 through
            March 31, 1998                        *

            June 30, 1998 and
            thereafter                            *.

                       * CONFIDENTIAL TREATMENT REQUESTED

      2. Section 7.14 of the Credit Agreement is amended in its entirety to read as follows:

            7.14. INTEREST COVERAGE RATIO.
                  -----------------------

                        Maintain, or cause to be maintained, as of the last day
            of each fiscal quarter during the periods set forth below, an Interest Coverage Ratio of not less than the ratios set forth below:

                  PERIODS                       RATIO
                  -------                       -----

            December 31, 1996 through
            June 30, 1997                        *

            September 30, 1997 through
            June 30, 1998                        *

            September 30, 1998 through
            December 31, 1998                    *

            March 31, 1999 and
            thereafter                           *.

      3. Section 7.15 of the Credit Agreement is amended in its entirety to read as follows:

                  7.15. LEVERAGE RATIO.
                        --------------

                        Maintain, or cause to be maintained, at all times during
            the periods set forth below, a Leverage Ratio of not greater than the ratios set forth below:

                  PERIODS                       RATIO
                  -------                       -----

            December 31, 1996 through
            March 30, 1998                       *

            March 31, 1998 through
            June 29, 1998                        *

            June 30, 1998 through
            September 29, 1998                   *

            September 30, 1998 through
            December 30, 1998                    *

            December 31, 1998 and
            thereafter                           *.

                       * CONFIDENTIAL TREATMENT REQUESTED


                  Notwithstanding the foregoing, in the event that
            the Borrower makes a Restricted Payment permitted by
            Section 8.5(e), the maximum permitted Leverage Ratio shall be reduced for all periods after such payment to *.

      4. The Borrower and the Parent each hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Restatement Effective Date which are permitted under the Credit Agreement.

      5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

      6. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

      7. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                              ARCH COMMUNICATIONS ENTERPRISES, INC.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              ARCH COMMUNICATIONS GROUP, INC.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              THE BANK OF NEW YORK, individually and as Administrative Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              FLEET   NATIONAL  BANK,   individually   and  as
                              Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              PNC BANK, NATIONAL ASSOCIATION, individually and as Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              TORONTO DOMINION (NEW YORK), INC.,
                              individually and as Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              THE FIRST NATIONAL BANK OF BOSTON, individually and as Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              FIRST UNION NATIONAL BANK OF NORTH CAROLINA, individually and as Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              MELLON BANK, N.A., individually and as Co-Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              ROYAL  BANK OF CANADA,  individually  and as Co-
                              Agent



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                              INCOME TRUST



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              CORESTATES BANK, N.A.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              BANQUE NATIONALE DE PARIS



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              LTCB TRUST COMPANY



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              SOCIETE GENERALE



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              CIBC, INC.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              COMPAGNIE FINANCIERE DE CIC
                              ET DE L'UNION EUROPEENNE



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              USTRUST



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              MERRILL LYNCH, PIERCE, FENNER
                              & SMITH INCORPORATED



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              ING CAPITAL ADVISORS, INC.,
                              as Agent for Bank Syndications Account



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              THE FUJI BANK, LIMITED, NEW YORK BRANCH



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              U.S. BANK OF WASHINGTON, N.A.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              DRESDNER  BANK AG,  NEW YORK  AND  GRAND  CAYMAN
                              BRANCHES



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              BEAR, STEARNS GOVERNMENT SECURITIES, INC.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

                              INDOSUEZ CAPITAL FUNDING II, LIMITED
                              By:   Indosuez Capital Luxembourg, S.A., as
                                    Collateral Manager



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              MERRILL LYNCH PRIME RATE PORTFOLIO
                              By: Merrill Lynch Asset Management, L.P., as Investment Advisor



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------


                              SENIOR DEBT PORTFOLIO
                              By:   Boston Management and Research, as
                                    Investment Advisor



                              By:
                                 --------------------------------------

                              Name:
                                   ------------------------------------

                              Title:
                                    -----------------------------------

CONSENTED TO:

ARCH MICHIGAN, INC.
ARCH CAPITOL DISTRICT, INC.
ARCH CONNECTICUT VALLEY, INC.
ARCH SOUTHEAST COMMUNICATIONS, INC.
ARCH COMMUNICATIONS SERVICES, INC.
BECKER BEEPER, INC.
THE BEEPER COMPANY OF AMERICA, INC.
HUDSON VALLEY MOBILE TELEPHONE, INC.
THE WESTLINK COMPANY
LUND PRODUCTS SALES COMPANY
THE WESTLINK PAGING COMPANY OF NEW MEXICO, INC.
KELLEY'S RADIO TELEPHONE, INC.
ANSWER IOWA, INC.
WESTLINK LICENSEE CORPORATION
WESTLINK OF NEW MEXICO LICENSEE CORPORATION
ANSWER IOWA LICENSEE CORPORATION
KELLEY'S LICENSEE CORPORATION,

AS TO EACH OF THE FOREGOING:



By:
    ---------------------------------------

Name:
     --------------------------------------

Title:
      -------------------------------------


CASCADE MOBILE COMMUNICATIONS LIMITED PARTNERSHIP

By: The Westlink Company, its General Partner



By:
    ---------------------------------------

Name:
     --------------------------------------

Title:
      -------------------------------------

TELECOMM/KRT PARTNERSHIP

By: The Westlink Company, a General Partner



By: Kelley's Radio Telephone, Inc., a General Partner



By:
    ---------------------------------------

Name:
     --------------------------------------

Title:
      -------------------------------------